Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of December 18, 2007, by and among VoIP, Inc., a Texas corporation (the “Company”), and the subscribers identified on the signature page hereto (each a “Subscriber” and collectively “Subscribers”).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”).

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, in the aggregate, shall purchase up to $3,010,347.60  (the “Aggregate Principal Amount”) of principal amount of promissory notes of the Company (“Note” or “Notes”), a form of which is annexed hereto as Exhibit A, convertible into shares of the Company’s Class A common stock, $0.001 par value (the “Common Stock”), at a per share conversion price set forth in the Note (“Conversion Price”); and up to 17,537,268 of $0.50 stated value of Series A Preferred Stock of the Company (“Preferred Stock”) which Preferred Stock shall be convertible into the Common Stock, subject to the rights and preferences described in the form of Certificate of Designation annexed hereto as Exhibit B for an aggregate purchase price of up to $2,617,693.57 (the “Aggregate Purchase Price”). The Notes, shares of Common Stock issuable upon conversion of the Notes (the “Note Conversion Shares”), the Preferred Stock and the shares of Common Stock issuable upon conversion of the Preferred Stock (the “Preferred Conversion Shares”) (Note Conversion Shares and the Preferred Conversion Shares are collectively referred to herein as the “Shares”) are collectively referred to herein as the “Securities”; and

WHEREAS, the aggregate proceeds of the sale of the Notes and the Preferred Stock contemplated hereby shall be held in escrow pending the closing of the transactions contemplated by this Agreement pursuant to the terms of a Funds Escrow Agreement to be executed by the parties substantially in the form attached hereto as Exhibit C (the “Escrow Agreement”).

WHEREAS, the monetary obligations arising under the Notes will be secured pursuant to a Security Agreement (the “Security Agreement”) among the Company, Barbara R. Mittman as Collateral Agent (the “Collateral Agent”) and the other signatories thereto (the “Secured Lenders”), of which the Subscriber herein are a subset. The Company, the Subscribers, Barbara R. Mittman and the Secured Lenders will enter into a intercreditor agreement (the “Intercreditor Agreement”) a form of which is annexed hereto as Exhibit D, a lockbox agreement (the “Loan Agreement”) a form of which is annexed hereto as Exhibit E, and a lockbox escrow agreement (the “Lockbox Escrow Agreement”) a form of which is annexed hereto as Exhibit F, to determine and describe the relative rights of the Subscribers and the Secured lenders.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1. Closing. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the “Closing Date” (as defined in Section 2 hereof), each Subscriber shall purchase and the Company shall sell to each Subscriber the Notes and the amount of Preferred Stock determined pursuant to Section 3 below. The Closing Date shall be the date that subscriber funds representing the net amount due the Company from the Purchase Price of the Offering is transmitted by wire transfer or otherwise to or for the benefit of the Company.

2. (a) Closing Dates. The “Initial Closing Date” shall be the date that the Initial Closing Principal Amount is transmitted by wire transfer or otherwise credited to or for the benefit of the Company. The consummation of the transactions contemplated herein shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction or waiver of all conditions to closing set forth in this Agreement. Each of the Initial Closing Date, Second Closing Date (as defined in Section 1(c) below) and Third Closing Date (as defined in Section 1(f) below) is referred to herein as a “Closing Date.”

(b) Initial Closing. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Initial Closing Date, each Subscriber shall purchase and the Company shall sell to each Subscriber a Note in the principal amount set forth on the signature page hereto (each an “Initial Closing Note”), and Preferred Stock having the stated value as described in Section 3 of this Agreement (“Initial Closing Preferred Stock”). The principal amount of the Notes to be purchased by the Subscribers on the Initial Closing Date shall be One Million Six Hundred Twenty Thousand, One Hundred Seventy-Three Dollars and Eighty Cents ($1,620,173.80) (the “Initial Closing Principal Amount”). The Aggregate Purchase Price to be paid the Subscribers for the Initial Closing Notes and Initial Closing Preferred Stocks shall be One Million Four Hundred Eight Thousand Eight Hundred and Forty-Six Dollars and Seventy-Eight Cents ($1,408,846.78) (the “Initial Closing Purchase Price”).

(c) Second Closing. The “Second Closing” which shall occur on or before the thirtieth (30th) calendar day after the Initial Closing Date (the “Second Closing Date”). Subject to the satisfaction or waiver of the conditions to the Second Closing, on the Second Closing Date, each Subscriber shall purchase and the Company shall sell to each Subscriber a Note in the principal amount set forth on the signature page hereto (each an “Second Closing Note”), and Preferred Stock as described in Section 3 of this Agreement (“Second Closing Preferred Stock”). The principal amount of the Notes to be purchased by the Subscribers on the Second Closing Date shall be Six Hundred Ninety-Five Thousand Eighty-Six Dollars and Ninety Cents ($695,086.90) (the “Second Closing Principal Amount”). The Aggregate Purchase Price to be paid the Subscribers for the Initial Closing Notes and Initial Closing Preferred Stocks shall be Six Hundred Four Thousand Four Hundred and Twenty-Three Dollars and Thirty-Nine Cents ($604,423.39) (the “Second Closing Purchase Price”).

(d) Conditions to Second Closing. The occurrence of the Second Closing is expressly contingent on (i) the truth and accuracy, on the Second Closing Date of the representations and warranties of the Company and Subscriber contained in this Agreement except for changes that do not constitute a Material Adverse Effect (as defined in Section 5(a)), (ii) continued compliance with the covenants of the Company set forth in this Agreement, and (iii) the non-occurrence of any Event of Default (as defined in the Note and this Agreement) or an event that with the passage of time or the giving of notice could become an Event of Default.

(e) Second Closing Deliveries. On the Second Closing Date, the Company will deliver a certificate (“Second Closing Certificate”) signed by its chief executive officer and chief financial officer (i) representing the truth and accuracy of all the representations and warranties made by the Company contained in this Agreement, as of the Initial Closing Date, and the Second Closing Date as if such representations and warranties were made and given on all such dates, except for changes that do not constitute a Material Adverse Effect, (ii) certifying that the information contained in the schedules and exhibits hereto is substantially accurate as of the Second Closing Date, except for changes that do not constitute a Material Adverse Effect, (iii) adopting and renewing the covenants and representations set forth in Sections 5, 8, 9, 10, 11, and 12 of this Agreement in relation to the Second Closing Date, Second Closing Notes, and Second Closing Preferred Stock, (iv) certifying that an Event of Default or an event that with the passage of time or the giving of notice could become an Event of Default has not occurred. A legal opinion nearly identical to the legal opinion referred to in Section 6 of this Agreement shall be delivered to each Subscriber on the Second Closing Date in relation to the Company, Second Closing Notes and Second Closing Preferred Stock (“Second Closing Legal Opinion”).

(f) Third Closing. The “Third Closing” which shall occur on or before the before the thirtieth (30th) calendar day after the Second Closing Date (the “Third Closing Date”). Subject to the satisfaction or waiver of the conditions to Closing, on the Third Closing Date, each Subscriber shall purchase and the Company shall sell to each Subscriber a Note in the principal amount set forth on the signature page hereto (“Third Closing Notes”), and Preferred Stock as described in Section 3 of this Agreement (“Third Closing Preferred Stock”). The principal amount of the Notes to be purchased by the Subscribers on the Second Closing Date shall be Ninety-Five Thousand Eighty-Six Dollars and Ninety Cents ($695,086.90) (the “Third Closing Principal Amount”). The Aggregate Purchase Price to be paid the Subscribers for the Initial Closing Notes and Initial Closing Preferred Stocks shall be Six Hundred Four Thousand Four Hundred and Twenty-Three Dollars and Thirty-Nine Cents ($604,423.39) (the “Third Closing Purchase Price”).

(g) Conditions to Third Closing. The occurrence of the Third Closing is expressly contingent on (i) the truth and accuracy, on the Third Closing Date of the representations and warranties of the Company and Subscriber contained in this Agreement except for changes that do not constitute a Material Adverse Effect (as defined in Section 5(a)), (ii) continued compliance with the covenants of the Company set forth in this Agreement, and (iii) the non-occurrence of any Event of Default (as defined in the Note and this Agreement) or an event that with the passage of time or the giving of notice could become an Event of Default.

(h) Third Closing Deliveries. On the Third Closing Date, the Company will deliver a certificate (“Third Closing Certificate”) signed by its chief executive officer and chief financial officer (i) representing the truth and accuracy of all the representations and warranties made by the Company contained in this Agreement, as of the Initial Closing Date, the Second Closing Date and the Third Closing Date as if such representations and warranties were made and given on all such dates, except for changes that do not constitute a Material Adverse Effect, (ii) certifying that the information contained in the schedules and exhibits hereto is substantially accurate as of the Third Closing Date, except for changes that do not constitute a Material Adverse Effect, (iii) adopting and renewing the covenants and representations set forth in Sections 5, 8, 9, 10, 11, and 12 of this Agreement in relation to the Third Closing Date, Third Closing Notes, and Third Closing Preferred Stock, (iv) certifying that an Event of Default or an event that with the passage of time or the giving of notice could become an Event of Default has not occurred. A legal opinion nearly identical to the legal opinion referred to in Section 6 of this Agreement shall be delivered to each Subscriber at the Third Closing in relation to the Company, Third Closing Notes and Third Closing Preferred Stock (“Third Closing Legal Opinion”).

3. Preferred Stock. Within two business days of the Initial Closing Date, the Company will submit for filing the Certificate of Designation for the Preferred Stock and will issue and deliver the First Closing Preferred Stock and Old Notes Preferred Stock within 14 days of the Initial Closing Date. The timely filing of the Certificate of Designation and the timely issuance and delivery of the First Closing Preferred Stock and Old Notes Preferred Stock are material terms of this Agreement and failure to strictly comply with the terms of this Section 3 shall be an Event of Default under the Notes. On each subsequent Closing Date, the Company will issue and deliver Preferred Stock each Subscriber is entitled to as of that Closing Date. One share of Preferred Stock will be issued for each dollar of Principal Amount of the Notes being issued to each Subscriber (the “New Notes Preferred Stock”). Additionally each subscriber will be issued Preferred Stock in the amounts set forth on such Subscriber’s signature page (the “Old Notes Preferred Stock”).

4. Subscriber's Representations and Warranties. Each Subscriber hereby represents and Preferred Stocks to and agrees with the Company only as to such Subscriber that:

(a) Organization and Standing of the Subscriber. If the Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its assets and to carry on its business.

(b) Authorization and Power. Each Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Notes and Preferred Stock being sold to it hereunder. The execution, delivery and performance of this Agreement by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms thereof.

(c) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Subscriber’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber). Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Notes or acquire the Preferred Stock in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d) Information on Company. The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company's Form 10-KSB for the year ended December 31, 2006 and all periodic reports and Form 8-Ks filed with the Commission thereafter, but not later than five business days before the Closing Date (hereinafter referred to as the "Reports"). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

(e) Information on Subscriber. The Subscriber is, and will be at the time of the conversion of the Notes and the Preferred Stock, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

(f) Purchase of Notes and Preferred Stock. On the Closing Date, the Subscriber will purchase the Notes and Preferred as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof, but Subscriber does not agree to hold the Notes and Preferred Stock for any minimum amount of time.

(g) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. For so long as Subscriber holds Notes, the Subscriber will not maintain a net short position in the Common Stock contrary to applicable rules and regulations. Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate when employed in connection with the Company includes each Subsidiary [as defined in Section 5(a)] of the Company. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(h) Shares Legend. The Note Shares and the Preferred Shares shall bear the following or similar legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VOIP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

(i) Preferred Stock Legend. The Preferred Stock shall bear the following or similar legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VOIP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

(j) Note Legend. The Note shall bear the following legend:

"THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VOIP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

(k) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(l) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

(m) No Governmental Review. Each Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(n) Correctness of Representations. Each Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.

(o) Survival. The foregoing representations and warranties shall survive the Closing Date until three years after the Closing Date.

5. Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that except as set forth in the Reports and as otherwise qualified in the Transaction Documents:

(a) Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business is disclosed in the Reports. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purpose of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken individually, or in the aggregate, as a whole. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. All the Company’s Subsidiaries as of the Closing Date are set forth on Schedule 5(a) hereto.

(b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

(c) Authority; Enforceability. This Agreement, the Notes, the Preferred Stock, the Certificate of Designation, the Conversion Agent Agreement, the Escrow Agreement, and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and Subsidiaries (as the case may be) and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company and Subsidiaries have full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform their obligations thereunder.

(d) Additional Issuances. There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the Subsidiaries of the Company except as described on Schedule 5(d) or as described in the Reports. The Common Stock of the Company on a fully diluted basis outstanding as of immediately preceding and following the Closing is set forth on Schedule 5(d).

(e) Consents. Except as described in Section 9(f), no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, any Principal Market (as defined in Section 9(b) of this Agreement), nor the Company’s shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities, and all such consents will have been obtained by the Company prior to Closing.

(f) No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Section 4 are true and correct, and except as disclosed on Schedule 5(f), neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default in any material respect) of a material nature under (A) the articles or certificate of incorporation other than as described on Schedule 5(f)(A), charter or bylaws of the Company, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject other than as disclosed on Schedule 5 (f) (C), or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates, except as contemplated herein; or

(iii) other than as described on Schedule 5(f))(iii), result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or

(iv) result in the activation of any piggy-back registration rights of any person or entity holding securities or debt of the Company or having the right to receive securities of the Company.

(g) The Securities. The Securities upon issuance:

(i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii) have been, or will be, duly and validly authorized and on the date of issuance of the Shares and upon conversion of the Preferred Stock, the Shares will be duly and validly issued, fully paid and nonassessable, or if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided the Company has amended its certificate of incorporation (as such has previously amended and/or restated) to increase the number of shares of common or preferred stock it is authorized to issue or to effect a reverse split of its common stock and filed the Certificate of Designation with the Secretary of State of Texas;

(iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv) will not subject the holders thereof to personal liability by reason of being such holders, provided Subscriber’s representations herein are true and accurate and Subscriber take no actions or fail to take any actions required for their purchase of the Securities to be in compliance with all applicable laws and regulations; and

(v) provided Subscriber’s representations herein are true and accurate, will have been issued in reliance upon an exemption from the registration requirements of and will not result in a violation of Section 5 under the 1933 Act.

(h) Litigation. Except as disclosed on Schedule 5(h), or in the Reports, there is no pending or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. There is no pending, or, to the knowledge of the Company, basis for any, action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(i) Reporting Company. Except as disclosed on Schedule 5(i), the Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Commission during the preceding thirty-six months.

(j) No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold, provided, however, that this provision shall not prevent the Company from engaging in investor relations/public relations activities consistent with past practices.

(k) Information Concerning Company. Except as disclosed on Schedule 5(k), the Reports contain all material information relating to the Company and its operations and financial condition which is required to be disclosed by applicable securities laws, rules or regulations, as of their respective dates and all the information required to be disclosed therein. Since the last day of the fiscal year of the most recent audited financial statements included in the Reports (“Latest Financial Date”), and except as modified in the Other Written Information or in the Schedules hereto, there has been no Material Adverse Effect relating to the Company’s business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

(l) Stop Transfer. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

(m) Defaults. The Company is not in violation of its articles of incorporation or bylaws. Except as described on Schedule 5(m), the Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to the Company’s knowledge not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(n) Not an Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the OTC Bulletin Board (“Bulletin Board”) or any Principal Market which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. Nor will the Company or any of its Affiliates take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

(o) No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(p) Listing. The Common Stock is quoted on the Bulletin Board under the symbol: VOIC.OB. The Company has not received any oral or written notice that the Common Stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that the Common Stock does not meet all requirements for the continuation of such quotation.

(q) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company’s businesses since the Latest Financial Date and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed on Schedule 5(q).

(r) No Undisclosed Events or Circumstances. Except as disclosed on Schedule 5(r), since the Latest Financial Date, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

(s) Capitalization. The authorized and outstanding capital stock of the Company as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on Schedule 5(d). Except as set forth on Schedule 5(d), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

(t) Dilution. The Company’s executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Notes, and the Preferred Conversion Shares upon conversion of the Preferred Stock is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

(u) No Disagreements with Accountants and Lawyers. Except as disclosed on Schedule 5(u), there are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the Closing Date.

(v) DTC Status. The Company’s transfer agent is a participant in and the Common Stock is eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is set forth on Schedule 5(v) hereto.

(w) Investment Company. Neither the Company nor any Affiliate is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(x) Subsidiary Representations. The Company makes each of the representations contained in Sections 5(a), (b), (d), (e), (f), (h), (k), (m), (q), (r), (u) and (w) of this Agreement, as same relate to each Subsidiary of the Company, except as set forth on Schedule 5(a).

(y) Company Predecessor. All representations made by or relating to the Company of a historical or prospective nature and all undertakings described in Sections 9(g) through 9(l) shall relate, apply and refer to the Company and its predecessors.

(z) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to Closing Date, shall be true and correct in all material respects as of Closing Date.

(AA) Survival. The foregoing representations and warranties shall survive until three years after the Second Closing Date.

6. Regulation D Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscribers from the Company’s legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers. A form of the legal opinion is annexed hereto as Exhibit G. The Company will provide, at the Company’s expense, such other legal opinions in the future as are reasonably necessary for the issuance and resale of the Common Stock issuable upon conversion of the Notes and conversion of the Preferred Stock pursuant to an effective registration statement under the 1933 Act, Rule 144 under the 1933 Act (“Rule 144”), or an exemption from registration.

7.1. Conversion of Note and Preferred Stock.

(a) Upon the conversion of a note, interest, any sum due to the Subscriber under the Transaction Documents including Liquidated Damages, Preferred Stock, or part thereof, the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering, an opinion of counsel to assure that the Company's transfer agent shall issue stock certificates in the name of Subscriber (or its permitted nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that the certificates representing such shares shall contain no legend other than the usual 1933 Act restriction from transfer legend. If and when the Subscriber sells the Shares, assuming (i) a registration statement registering such shares under the 1933 Act is effective and the prospectus, as supplemented or amended, contained therein is current and (ii) the Subscriber confirms in writing to the transfer agent that the Subscriber has complied with the prospectus delivery requirements, the restrictive legend will be removed and the Shares will be free-trading, and freely transferable. In the event that the Shares are sold in a manner that complies with an exemption from registration, the Company will promptly instruct its counsel to issue to the transfer agent an opinion permitting removal of the legend (indefinitely, if pursuant to Rule 144(k) of the 1933 Act, or for 90 days if pursuant to the other provisions of Rule 144 of the 1933 Act).

(b) Subscriber will give notice of its decision to exercise its right to convert the Note, Preferred Stock, interest, any sum due to the Subscriber under the Transaction Documents including Liquidated Damages, or part thereof by telecopying an executed and completed Notice of Conversion (a form of which is annexed as Exhibit A to the Note and the Certificate of Designation) to the Company via confirmed telecopier transmission or otherwise pursuant to Section 13(a) of this Agreement. The Subscriber will not be required to surrender the Note until the Note or stock certificate representing the Preferred Stock, has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will itself or cause the Company’s transfer agent to transmit the Company’s Common Stock certificates representing the Shares issuable upon conversion of the Note or the Preferred Stock to the Subscriber via express courier for receipt by such Subscriber within three (3) business days after receipt by the Company of the Notice of Conversion (such third day being the “Delivery Date”). A Note representing the balance of the Note or stock certificate representing the balance of the Preferred Stock not so converted will be provided by the Company to the Subscriber if requested by Subscriber, provided the Subscriber delivers the original Note or stock certificate to the Company. In the event that a Subscriber elects not to surrender a Note for reissuance upon partial payment or conversion, the Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note or shares of Preferred Stock actually held. “Business day” and “trading day” as employed in the Transaction Documents is a day that the New York Stock Exchange is open for trading for three or more hours.

  (c) The Company understands that a delay in the delivery of the Shares in the form required pursuant to Section 7.1 hereof, or the Mandatory Redemption Amount described in Section 7.2 hereof, respectively after the Delivery Date or the Mandatory Redemption Payment Date (as hereinafter defined) could result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Subscriber for late issuance of Shares in the form required pursuant to Section 7.1 hereof upon Conversion of the Note or the Preferred Stock in the amount of $100 per business day after the Delivery Date for each $10,000 (and proportionately for other amounts) of the amount being converted of the corresponding Shares which are not timely delivered. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of the Shares by the Delivery Date or make payment by the Mandatory Redemption Payment Date, the Subscriber may revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

(d) Within three (3) business days (such third business day being the “Unlegended Shares Delivery Date”) after the business day on which the Company has received (i) a notice that Shares or any other Common Stock held by a Subscriber have been sold pursuant to Rule 144 under the 1933 Act, (ii) a representation that the requirements of Rule 144, as applicable and if required, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) customary representation letters of the Subscriber and/or Subscriber’s broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 4(i) above, or pursuant to Rule 144 (the “Unlegended Shares”); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted Shares certificate, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

(e) The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 7.1(d) hereof later than two business days after the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 (and proportionately for other amounts) of purchase price of the Unlegended Shares subject to the delivery default. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Agreement for an aggregate of thirty (30) days, then Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Shares subject to such default at a price per share equal to the greater of (i) 120%, or (ii) a fraction in which the numerator is the highest closing price during the aforedescribed thirty day period and the denominator of which is the lowest conversion price during such thirty day period, multiplied by the Purchase Price of such Common Stock and Shares (“Unlegended Redemption Amount”). The amount of the aforedescribed liquidated damages that have accrued or been paid for the ten day period prior to the receipt by the Subscriber of the Unlegended Redemption Amount shall be credited against the Unlegended Redemption Amount. Damages calculated pursuant to Section 7.1(c) and Section 7.1(e) for the same Shares and Unlegended Shares shall be calculated only under one such section at the Subscriber’s election.

(f) In lieu of delivering physical certificates representing the Shares or Unlegended Shares, if the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of a Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company must cause its transfer agent to electronically transmit the Shares or Unlegended Shares by crediting the account of Subscriber’s prime Broker with DTC through its Deposit Withdrawal Agent Commission system. Such delivery must be made on or before the Delivery Date or Unlegended Shares Delivery Date, as the case may be.

(g) Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

(h)  The Company shall pay all damages payable pursuant to Section 7 hereof and all other liquidated damages and payments in immediately available funds upon demand.

7.2. Mandatory Redemption at Subscriber’s Election. In the event the Company is prohibited from issuing Shares, or fails to timely deliver Shares on a Delivery Date, or upon the occurrence of any other Event of Default (as defined in the Note or in this Agreement) that is not cured during any applicable cure period and an additional ten days thereafter, then at the Subscriber's election, the Company must pay to the Subscriber ten (10) business days after request by the Subscriber, at the Subscriber’s election, a sum of money determined by (i) multiplying up to the outstanding principal amount of the Note designated by the Subscriber by 115%, or (ii) multiplying the number of Shares otherwise deliverable upon conversion of an amount of Note principal and/or interest designated by the Subscriber (with the date of giving of such designation being a “Deemed Conversion Date”) at the then Conversion Price that would be in effect on the Deemed Conversion Date by the highest closing price of the Common Stock on the Principal Market for the period commencing on the Deemed Conversion Date until the day prior to the receipt of the Mandatory Redemption Payment, whichever is greater, together with accrued but unpaid interest thereon and any other sums arising and outstanding under the Transaction Documents ("Mandatory Redemption Payment"). The Mandatory Redemption Payment must be received by the Subscriber on the same date as the Company Shares otherwise deliverable or within ten (10) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal and interest will be deemed paid and no longer outstanding. Liquidated damages calculated pursuant to Section 7.1(c) hereof, that have been paid or accrued for the twenty day period prior to the actual receipt of the Mandatory Redemption Payment by the Subscriber shall be credited against the Mandatory Redemption Payment calculated pursuant to subsections (i) and (ii) above of this Section 7.2. In the event of a “Change in Control” (as defined below), the Subscriber may demand, and the Company shall pay, a Mandatory Redemption Payment equal to 115% of the outstanding principal amount of the Note designated by the Subscriber together with accrued but unpaid interest thereon and any other sums arising and outstanding under the Transaction Documents. For purposes of this Section 7.2, “Change in Control” shall mean (i) the Company no longer having a class of shares publicly tradable and listed on a Principal Market, (ii) the Company becoming a Subsidiary of another entity or merging into or with another entity, (iii) a majority of the board of directors of the Company as of the Closing Date no longer serving as directors of the Company except for the addition or replacement of up to six directors, other than due to natural causes, (iv) if the holders of the Company’s Common Stock as of the Closing Date beneficially owning at any time after the Closing Date less than thirty-five percent of the Common stock owned by them on the Closing Date, or (v) the sale, lease, license or transfer of substantially all the assets of the Company or Subsidiaries.

7.3. Maximum Conversion. The Subscriber shall not be entitled to convert on a Conversion Date that amount of the Note or the Preferred Stock in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of common stock beneficially owned by the Subscriber and its Affiliates on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note or the Preferred Stock with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Subscriber and its Affiliates of more than 4.99% of the outstanding shares of common stock of the Company on such Conversion Date. Beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 4.99% and aggregate conversions by the Subscriber may exceed 4.99%. The Subscriber may waive the conversion limitation described in this Section 7.3, in whole or in part, upon and effective after 61 days prior written notice to the Company to increase such percentage to up to 9.99%. The Subscriber may decide whether to convert a Note or the Preferred Stock to achieve an actual 4.99% or up to 9.99% ownership position as described above.

7.4. Injunction Posting of Bond. In the event a Subscriber shall elect to convert a the Preferred Stock Note or part thereof or request the delivery of Unlegended Shares pursuant to the terms of this Agreement, the Company may not refuse conversion, exercise or delivery based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of such Note or Preferred Stock, or delivery of Unlegended Shares shall have been sought and obtained by the Company or at the Company’s request or with the Company’s assistance, and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the outstanding principal and interest of the Note, or aggregate purchase price of the Shares and Unlegended Shares which are sought to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber’s favor.

7.5. Buy-In. In addition to any other rights available to the Subscriber, if the Company fails to deliver to the Subscriber Shares issuable upon conversion of a Note or the Preferred Stock by the Delivery Date (as defined herein) or fails to deliver Unlegended Shares by the Unlegended Shares Delivery Date and if after seven (7) business days after such date the Subscriber or a broker on the Subscriber’s behalf, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the Common Stock which the Subscriber was entitled to receive upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note for which such conversion, exercise or required delivery was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of note principal and/or interest or the Preferred Stock having an aggregate purchase price of $10,000, or Unlegended Shares having an aggregate purchase price of $10,000, then the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

7.6. Adjustments. The Conversion Price, and amount of Shares issuable upon conversion of the Notes or the Preferred Stock shall be adjusted as described in this Agreement, the Notes and Certificate of Designation.

7.7. Redemption. The Note and the Preferred Stock shall not be redeemable or mandatorily convertible except as described in the Note and Certificate of Designation.

8. Finder/Legal Fees.

(a) Finder’s Fee. The Company on the one hand, and each Subscriber (for himself only) on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder’s fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party’s actions. The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the Offering except as described in Section 8(b) below.

(b)  Legal Fees. The Company shall pay to Grushko & Mittman, P.C., a fee of $55,000 (“Legal Fees”) as reimbursement for services rendered to the Subscriber in connection with this Agreement and the purchase and sale of the Notes, and Preferred Stock (the “Offering”) and acting as Escrow Agent for the Offering. The Legal Fees will be payable on the Closing Date out of funds held pursuant to the Funds Escrow Agreement. Grushko & Mittman, P.C. will be reimbursed on the Closing Date for all UCC search and filing fees, if any.

(c)  Restructuring Fee. Bristol Capital LLC is receiving a note in the principal amount of $30,000 identical in all terms to the Notes being issued to the Subscribers as payment for its fees in association with its services rendered to the Company in restructuring the finances of the Company.

9. Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

(a) Stop Orders. The Company will advise the Subscribers, within two hours after the Company receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

(b) Listing. The Company shall promptly secure the listing of the Shares upon each national securities exchange, or electronic or automated quotation system upon which they are or become listed and shall use commercially reasonable efforts to maintain such listing so long as any Notes or Preferred Stock are outstanding. The Company will maintain the listing of its Common Stock on the American Stock Exchange, Nasdaq Capital Market, Nasdaq National Market System, Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the “Principal Market”)), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement, the Bulletin Board is the Principal Market.

(c) Market Regulations. The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to Subscribers.

(d) Filing Requirements. From the date of this Agreement and until the later of (i) two (2) years after the Closing Date, or (ii) until all the Shares have been resold or transferred by all the Subscribers pursuant to an effective registration statement (the “Registration Statement”)or pursuant to Rule 144, without regard to volume limitations, the Company will (A) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, (B) comply in all respects with its reporting and filing obligations under the 1934 Act and (C) voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(g) of the 1934 Act, if Company is not subject to such reporting requirements. The Company will use its commercially reasonable efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until two (2) years after the Closing Date. Until the earlier of the resale of the Shares by each Subscriber or two (2) years after the Closing Date, the Company will use its commercially reasonable efforts to continue the listing or quotation of the Common Stock on a Principal Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market; provided that the Company shall not be required to consummate a reverse stock split in order to comply with the foregoing covenant. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to Subscriber promptly after such filing.

(e) Use of Proceeds. The proceeds of the Offering will be employed by the Company for the purposes set forth on Schedule 9(e) hereto. Except as set forth on Schedule 9(e), the Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company, litigation related expenses or settlements, brokerage fees, nor non-trade obligations outstanding on the Closing Date.

(f) Reservation. As soon as practicable after the Company has amended its certificate of incorporation to increase its common stock and/or preferred stock or to effect a reverse split of its common stock, the Company shall reserve not less than 375,000,000 shares of its authorized but unissued common stock. Not later than April 16, 2008, the Company will reserve on behalf of the Subscribers from its authorized but unissued Common Stock a number of common shares equal to 120% of the amount of Common Stock necessary to allow each holder of a Note to be able to convert all such outstanding Notes and Preferred Stock. Failure to have sufficient shares reserved pursuant to this Section 9(f) for three (3) consecutive business days or ten (10) days in the aggregate shall be a material default of the Company’s obligations under this Agreement and an Event of Default under the Note.

(g) Taxes. From the date of this Agreement and until the conversion or satisfaction of the Note, in its entirety, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

(h) Insurance. From the date of this Agreement and until the conversion or satisfaction of the Note, in its entirety, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company’s line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than one hundred percent (100%) of the insurable value of the property insured less reasonable deductible amounts; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

(i) Books and Records. From the date of this Agreement and until the conversion or satisfaction of the Note, in its entirety, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(j) Governmental Authorities. From the date of this Agreement and until the conversion or satisfaction of the Note, in its entirety, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(k) Intellectual Property. From the date of this Agreement and until the conversion or satisfaction of the Note and conversion of the Preferred Stock, in its entirety, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

(l) Properties. From the date of this Agreement and until the conversion or satisfaction of the Note, in its entirety, and conversion of the Preferred Stock the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

(m) Confidentiality/Public Announcement. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company agrees that except in connection with a Form 8-K or the Registration Statement or as otherwise required in any other Commission filing, it will not disclose publicly or privately the identity of the Subscribers unless expressly agreed to in writing by a Subscriber, only to the extent required by law and then only upon five days prior notice to Subscribers. In any event and subject to the foregoing, the Company shall file a Form 8-K or make a public announcement describing the Offering not later than the second business day after the Closing Date. In the Form 8-K or public announcement, the Company will specifically disclose the amount of common stock outstanding immediately after the Closing. A form of the proposed Form 8-K or public announcement to be employed in connection with the Closing is annexed hereto as Exhibit H.

(n) Non-Public Information. The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to receive such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

(o) Offering Restrictions. Until the expiration of the “Exclusion Period”, which shall be defined as the sooner of (i) one year from the date of this Agreement, or (ii) until all the Shares have been resold or transferred by the Subscribers pursuant to the Registration Statement or Rule 144, without regard to volume limitations, or at any time during the pendency of an Event of Default, except for the Excepted Issuances, the Company will not enter into an agreement to nor issue any equity, convertible debt or other securities convertible into common stock or equity of the Company nor modify any of the foregoing which may be outstanding at anytime, without the prior written consent of a majority of the Subscribers, which consent may be withheld for any reason. For so long as the Notes and Preferred Stock are outstanding, except for the Excepted Issuances, the Company will not enter into any equity line of credit or similar agreement, nor issue nor agree to issue any floating or variable priced equity linked instruments nor any of the foregoing or equity with price reset rights. The only officer, director, employee and consultant stock option or stock incentive plan currently in effect or contemplated by the Company has been submitted to the Subscribers. No other plan will be adopted nor may any options or equity not included in such plan be issued for so long as any sum is outstanding under the Note.

(p) Additional Negative Covenants. So long as at least twenty-five (25%) of the principal amount of the Notes issued by the Company pursuant to the Subscription Agreement entered into by the Company on or about the date of this Agreement is outstanding or at any time during the pendency of an Event of Default (as defined in the Note), which has not bee cured or waived, except as described on Schedule 9(p) without the consent of the Subscriber, the Company will not and will not permit any of its Subsidiaries to directly or indirectly:

(i) create, incur, assume or suffer to exist any pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, mortgage, security deed or deed of trust, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction) (each, a “Lien”) upon any of its property, whether now owned or hereafter acquired except for (i) the Excepted Issuances (as defined in Section 12(a) hereof), (ii) (a) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; (b) carriers’, warehousemen’s, mechanics’, material men’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) Liens created with respect to the financing of the purchase of new property in the ordinary course of the Company’s business up to the amount of the purchase price of such property, or (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property (each of (a) through (f), a “Permitted Lien”) and (iii) indebtedness for borrowed money which is not senior or pari passu in right of payment to the payment of the Notes;

     (ii) amend its certificate of incorporation, bylaws or its charter documents other than to increase the number of shares of common and/or preferred stock that it is authorized to issue and file certificates of designations to designations for its preferred stock or to effect a reverse split of common stock so as to adversely affect any rights of the Subscribers;

(iii) repay, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its Common Stock, preferred stock, or other equity securities other than to the extent permitted or required under the Transaction Documents;

(iv) prepay any financing related debt obligations; or

(v) engage in any transactions with any officer, director, employee or any Affiliate of the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $20,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(q) Seniority. Except for Permitted Liens and as otherwise provided for herein, until the Notes are fully satisfied or converted, the Company shall not grant nor allow any security interest to be taken in the assets of the Company or any Subsidiary; nor issue any debt, equity or other instrument which would give the holder thereof directly or indirectly, a right in any assets of the Company or any Subsidiary, superior to any right of the holder of a Note in or to such assets.

(r) Notices. For so long as the Subscribers hold any Securities, the Company will maintain a United States address and United States fax number for notices purposes under the Transaction Documents.

(s) Lockup. The Company will deliver to the Subscribers on or before the Closing Date and enforce the provisions of an irrevocable lockup agreement (“Lockup Agreement”) in the form annexed hereto as Exhibit I, with the persons identified on Schedule 9(s).

(t) [Left intentionally blank]

(v) [Left intentionally blank]

(w) Research and Development. The Company will suspend all research and development projects and expenditure until the Company achieves profitability and cash flow positive result for three (3) consecutive months. Schedule 9(w) shows how the breakeven will be calculated.

(x) Overhead Reduction. The Company has terminated either prior to or as of the date of this Agreement, four employees. The terminated employees are identified on Schedule 9(x).

(y) Patent Protection. The Company undertakes to hire Byron Ball, Esq. to litigate all patent issues affecting the Company.

(z) Guarantees. As further security the Company will arrange for Anthony Cataldo to guaranty the obligations of the Company to the Subscribers up to $65,000. Copies of the guarantees (“Guarantees”) are attached hereto as Exhibit K.

(aa) [Left intentionally blank]

(bb) Code. On or prior to the Initial Closing Date the Company will deliver to the Collateral Agent the code for all its proprietary software.

(cc) DTC and NOBU. Upon request by a Subscriber the Company will provide weekly DTC and NOBU lists to such Subscriber.

(dd) Conversion Agents. The Company hereby undertakes to take reasonable efforts after initial closing to have the Conversion Agency Agreement (the "Agreement") executed by its transfer agent, American Stock Transfer & Trust Company ("AST").  If AST will not execute the Agreement, the Company shall seek to engage another transfer agent who will execute the Agreement; provided however, that if the Company's reasonable post-closing efforts to engage a suitable transfer agent who will execute the Agreement fails to result in full execution of the Agreement by a transfer agent reasonably acceptable to the company, such failure shall not constitute a default of the Agreement or other Transaction Documents.

(ee) Outstanding Obligations. All the past due accounts payable, notes and any other obligations of the Company are listed on Schedule 9(ee).

(ff) Executive Waivers. The Company will deliver to the Subscribers on or before the Initial Closing Date and enforce the provisions of a default waiver (“Default Waiver”) in the form annexed hereto as Exhibit N, with the persons identified on Schedule 9(ff) such person being all the executives of the Company.

10. Covenants of the Company and Subscribers Regarding Indemnification.

(a) The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers’ officers, directors, agents, Affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscribers or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or material breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any material breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

(b) Each Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, Affiliates, control persons and principal shareholders against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any material breach or default in performance by such Subscriber of any covenant or undertaking to be performed by such Subscriber hereunder, or any other agreement entered into by the Company and Subscriber, relating hereto.

(c) In no event shall the liability of any Subscriber or permitted successor hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of the Shares.

(d) The procedures set forth in Section 11.1 shall apply to the indemnification set forth in Sections 10(a) and 10(b) above.

11.1. Indemnification and Contribution.

(a) In the event of a registration of any Securities under the 1933 Act, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Securities was registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 11.1(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

(b) In the event of a registration of any of the Securities under the 1933 Act, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Securities were registered under the 1933 Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Securities covered by such registration statement.

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 11.1(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 11.1(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 11.1(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 11.1 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 11.1 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 11.1; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

11.2 Delivery of Unlegended Shares.

(a) Within three (3) business days (such third business day being the “Unlegended Shares Delivery Date”) after the business day on which the Company has received (i) a notice that Shares or any other Common Stock held by a Subscriber have been sold pursuant to the Registration Statement or Rule 144 under the 1933 Act provided it has enough authorized common and or preferred stock, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable and if required, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of the Subscriber and/or Subscriber’s broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 4(i) above, reissuable pursuant to any effective and current Registration Statement or pursuant to Rule 144 under the 1933 Act (the “Unlegended Shares”); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted Shares certificate, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

(b) In lieu of delivering physical certificates representing the Unlegended Shares, if the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of a Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber’s prime Broker with DTC through its Deposit Withdrawal Agent Commission system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

(c) The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 11 hereof later than two business days after the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 11.7 for an aggregate of thirty (30) days, then Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Shares subject to such default at a price per share equal to the greater of (i) 120%, or (ii) a fraction in which the numerator is the highest closing price during the aforedescribed thirty day period and the denominator of which is the lowest conversion price during such thirty day period, multiplied by the Purchase Price of such Common Stock and Shares (“Unlegended Redemption Amount”). The amount of the aforedescribed liquidated damages that have accrued or been paid for the ten day period prior to the receipt by the Subscriber of the Unlegended Redemption Amount shall be credited against the Unlegended Redemption Amount. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

(d) In addition to any other rights available to a Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement, within seven (7) business days after the Unlegended Shares Delivery Date and the Subscriber or a broker on the Subscriber’s behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber was entitled to receive from the Company (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares  together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

(e) In the event a Subscriber shall request delivery of Unlegended Shares as described in Section 11.7 and the Company is required to deliver such Unlegended Shares pursuant to Section 11.7, the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares shall have been sought and obtained by the Company or at the Company’s request or with the Company’s assistance, and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the amount of the aggregate purchase price of the Common Stock and Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber’s favor.

12. Additional Agreements.

(a) Issuance of other Securities. Other than with respect to the Excepted Issuances , and subject and subordinate to similar rights granted by the Company prior to the Closing Date, until the Notes are no longer outstanding, the Company will not issue any of its Common Stock or other securities or debt obligations, or instruments convertible into or exchangeable for Common Stock without the consent of the Subscribers, except in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of corporation or other entity which holders of such securities or debt are not at any time granted registration rights, (ii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, (iii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock pursuant to stock option plans and employee, director or consultant stock purchase plans described on Schedule 5(d) hereto at prices equal to or higher than the closing price of the Common Stock on the issue date of any of the foregoing, (iv) as a result of the or conversion of Notes or the Preferred Stock which are granted or issued pursuant to this Agreement or that have been issued prior to the Closing Date, the issuance of which has been disclosed in a Report filed not less than five (5) days prior to the Closing Date, (v) the payment of any interest on the Notes and liquidated damages or other damages pursuant to the Transaction Documents or other securities instruments that have been issued prior to the Closing Date, the issuance of which has been disclosed in a Report filed not less than five days prior to the Closing Date, and (vi) the issuances listed on Schedule 12(a) (collectively the foregoing are “Excepted Issuances”). The aggregate amount of Common Stock that may be issued as Excepted Issuances under items 12(a)(i), (ii) and (iii) may not exceed 1,000,000 shares of Common Stock. The Excepted Issuances may be modified as to all Subscribers with the consent of the Subscriber. The Subscriber who exercise their rights pursuant to this Section 12(a) shall have the right during the seven (7) business days following receipt of the notice to purchase in the aggregate such offered convertible debt instruments or other securities in accordance with the terms and conditions set forth in the notice of sale in the same proportion to each other as their purchase of Notes in the Offering. In the case of Common stock or equity of the Company convertible, exercisable or exchangeable for Common Stock, the Subscriber may purchase an amount equal to the aggregate purchase prices of all of the debt or equity of the Company ever purchased by such Subscriber pursuant to a Subscription Agreement or conversion of a Preferred Stock. In the event such terms and conditions are modified during the notice period, the Subscriber shall be given prompt notice of such modification and shall have the right during the seven (7) business days following the notice of modification to exercise such right.

(b) Favored Nations Provision. Other than in connection with the Excepted Issuances, if at any time Notes or the Preferred Stock are outstanding, the Company shall offer, issue or agree to issue any common stock or securities convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price in respect of the Shares, without the consent of Subscriber holding Notes, Shares, or Preferred Stock, then the Company shall issue, for each such occasion, additional shares of Common Stock to Subscriber so that the average per share purchase price of the shares of Common Stock issued to the Subscriber (of only the Common Stock or Preferred Conversion Shares still owned by the Subscriber) is equal to such other lower price per share and the Conversion Price shall automatically be reduced to such lower price. The average Purchase Price of the Shares shall be calculated separately for the Note Shares and Preferred Shares. The foregoing calculation and issuance shall be made separately for Shares received upon conversion and separately for Preferred Stock Shares. The delivery to the Subscriber of the additional shares of Common Stock shall be not later than the closing date of the transaction giving rise to the requirement to issue additional shares of Common Stock. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the issuance of the additional shares of Common Stock upon the sooner of the agreement to or actual issuance of such convertible security, warrant, right or option and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Conversion Price or in effect upon such issuance. The rights of the Subscriber set forth in this Section 12 are in addition to any other rights the Subscriber has pursuant to this Agreement, the Note, any Transaction Document, and any other agreement referred to or entered into in connection herewith. The Subscriber is also given the right to elect to substitute any term or terms of any other offering in connection with which the Subscriber has rights as described in Section 12(a), for any term or terms of the Offering in connection with Securities owned by Subscriber as of the date the notice described in Section 12(a) is required to be given to Subscriber.

(c) Maximum Exercise of Rights. In the event the exercise of the rights described in Section 12(a) or 12(b) would or could result in the issuance of an amount of common stock of the Company that would exceed the maximum amount that may be issued to a Subscriber calculated in the manner described in Section 7.3 of this Agreement, then the issuance of such additional shares of common stock of the Company to such Subscriber will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such common stock without exceeding the applicable maximum amount set forth calculated in the manner described in Section 7.3 of this Agreement. The determination of when such common stock may be issued shall be made by Subscriber as to only such Subscriber.

13. Security Interest. On or about July 5, 2005, January 6, 2006, February 2, 2006, the October Subscription Agreements, February 16, 2007, and September 12, 2007, the Subscribers were granted a security interest in assets of the Company and Subsidiaries (as defined in Section 5(a) of this Agreement), including ownership of the Subsidiaries. The security interest was memorialized in Security Agreements. Each Subsidiary executed and delivered to the Subscribers a form of Guaranty. The Company and Subsidiaries will execute such other agreements, documents and financing statements reasonably requested by Subscribers to affirm such security agreement, which will be filed at the Company’s expense with such jurisdictions, states and counties designated by the Subscribers. The Company and Subsidiaries will also execute all such documents reasonably necessary in the opinion of Subscribers to memorialize and further protect the security interest described herein. The Subscribers appointed a Collateral Agent to represent them collectively in connection with the security interest. The appointment was pursuant to a Collateral Agent Agreement. The Notes and all sums due under the Notes and the Transaction Documents (as defined in Section 5(c) above) are included in the term “Obligations” as defined in the Security Agreements and are secured by the Collateral (as defined in the Security Agreements) in the same manner and having the same priority as granted to the Subscribers pursuant to the Security Agreements. The Subsidiaries by signing this Agreement consent and agree that the Guarantees provided by them on or about January 6, 2006, include as guaranteed obligations all sums which may become due to the Subscribers under the Transaction Documents (as defined in Section 5(c)). The Company and Subscribers agree that Schedule 13 hereto sets forth as of the date stated therein, the principal and interest outstanding on Notes issued by the Company to the Subscribers which are included as “Obligations” under various “Security Agreements” to which the Company and Subscribers are parties. Such “Obligations” include additional amounts as described in the documents and other agreements entered into in connection with such “Obligations”. The Subscribers agree that their interests in all Obligations are pari passu in proportion to their specific Obligation amounts and of equal priority with each other. The Subscribers, Company, and Subsidiaries agree that the Collateral Agent Agreement dated as of February 2, 2006 is the Collateral Agent Agreement which shall govern the rights and obligations of the Subscribers in connection with the Obligations and shall remain in full force and effect except as modified in this Agreement. The Subscribers agree that for so long as any Obligations relating to the Obligations as set forth on Schedule 13 hereto and other sums which may become Obligations which derive from such stated Obligations (“Schedule 13 Obligations”), remain outstanding, “Majority In Interest” as employed in the Collateral Agent Agreement shall relate only to holders of such described Obligations. After such Schedule 13 Obligations are no longer outstanding, Majority In Interest shall be determined among the holders of all other Obligations. As employed in this Agreement, “Subscribers” includes assignees of a Subscriber who by their signature on the signature pages hereto are deemed to be and become parties to the Security Agreements and Collateral Agent Agreement and become beneficiaries of all the rights and benefits of the other Subscribers and assume the corresponding obligations, and assignors who hold any portion of the Obligations. Not withstanding anything to the contrary in any agreement or document to which the Company and the Secured lenders are parties the relative rights of the Secured lender in the assets of the Company shall be decided in accordance with the terms of the increditor agreements dated September 12, 2007 and the Intercreditor Agreement of the same date as this Agreement.

14. Miscellaneous.

(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: VoIP, Inc., 151 So. Wymore Road, Suite 3000, Altamonte Springs, FL 32714, Attn: Anthony Cataldo, CEO, telecopier: (407) 389-3233, with a copy by telecopier only to: Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, NY 10006, Attn: Marc Ross, Esq., telecopier: (212) 930-9725, and (ii) if to the Subscribers, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto, with an additional copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

(b) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.

(c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of New York or in the federal courts located in New York County. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(e) Specific Enforcement, Consent to Jurisdiction. To the extent permitted by law, the Company and Subscribers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 14(d) hereof, each of the Company, Subscribers and any signator hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f) Independent Nature of Subscriber.     The Company acknowledges that the obligations of Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that Subscriber has represented that the decision of Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Subscriber in the Registration Statement and (ii) review by, and consent to, such Registration Statement by a Subscriber) shall be deemed to constitute the Subscriber as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that it has elected to provide all Subscriber with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscriber. The Company acknowledges that the Aggregate Purchase Price is being delivered and paid in its current form at the request of the Company and not because of any request by the Subscribers.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscriber are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

(f) Damages. In the event the Subscriber is entitled to receive any liquidated damages pursuant to the Transaction Documents, the Subscriber may elect to receive the greater of actual damages or such liquidated damages.

(g) Consent. As used in the Agreement, “consent of the Subscriber” or similar language means the consent of holders of not less than 65% of the total of the Shares issued and issuable upon conversion of outstanding Notes owned by Subscriber on the date consent is requested.

(h) Equal Treatment. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered and paid to all the Subscriber and their permitted successors and assigns.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (A)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

VOIP, INC.
a Texas corporation

By:_________________________________
Name:
Title:

Dated: December 18, 2007

Subscriber	First Closing Purchase Price	First Closing Principal Amount	First Closing New Note Preferred Stock	Old Note Preferred Stock
Name of Subscriber: Alpha Capital Anstalt Address: Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax Number: *** TIN (if applicable)___________ __________________________ (signature) By: Its:	$305,702.53	$351,557.91	305,703	3,396,695
	Second Closing Purchase Price	Second Closing Principal Amount	Second Closing New Note Preferred Stock
	$152,851.27	$175,778.96	152,851
	Third Closing Purchase Price	Third Closing Principal Amount	Third Closing New Note Preferred Stock
	$152,851.27	$175,778.96	152,851

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (B)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

VOIP, INC.
a Texas corporation

By:_________________________________
Name:
Title:

Dated: December 18, 2007

Subscriber	First Closing Purchase Price	First Closing Principal Amount	First Closing New Note Preferred Stock	Old Note Preferred Stock
Name of Subscriber: Brio Capital, L.P. Address: 523 Albermale Road Cedarhurst, NY 11516 Fax Number: *** TIN (if applicable)___________ __________________________ (signature) By: Its:	$20,332.82	$23,382.74	20,333	225,920
	Second Closing Purchase Price	Second Closing Principal Amount	Second Closing New Note Preferred Stock
	$10,166.41	$11,691.37	10,166
	Third Closing Purchase Price	Third Closing Principal Amount	Third Closing New Note Preferred Stock
	$10,166.41	$11,691.37	10,166

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (C)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

VOIP, INC.
a Texas corporation

By:_________________________________
Name:
Title:

Dated: December 18, 2007

Subscriber	First Closing Purchase Price	First Closing Principal Amount	First Closing New Note Preferred Stock	Old Note Preferred Stock
Name of Subscriber: Bristol Investment Fund, Ltd. Address: c/o Bristol Capital Advisers, LLC 10990 Wilshire Boulevard, Suite 1410 Los Angeles, California 90024 Fax Number: *** TIN (if applicable)___________ __________________________ (signature) By:	$250,000.00	$287,500.00	250,000	1,673,042
	Second Closing Purchase Price	Second Closing Principal Amount	Second Closing New Note Preferred Stock
	$25,000.00	$28,750.00	25,000
	Third Closing Purchase Price	Third Closing Principal Amount	Third Closing New Note Preferred Stock
	$25,000.00	$28,750.00	25,000

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (D)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

VOIP, INC.
a Texas corporation

By:_________________________________
Name:
Title:

Dated: December 18, 2007

Subscriber	First Closing Purchase Price	First Closing Principal Amount	First Closing New Note Preferred Stock	Old Note Preferred Stock
Name of Subscriber: Centurion Microcap, L.P. Address: 3014 Avenue L Brooklyn, NY 11210 Fax Number: *** TIN (if applicable)___________ __________________________ (signature) By:	$150,000.00	$172,500.00	150,000	1,668,309
	Second Closing Purchase Price	Second Closing Principal Amount	Second Closing New Note Preferred Stock
	$75,000.00	$86,250.00	75,000
	Third Closing Purchase Price	Third Closing Principal Amount	Third Closing New Note Preferred Stock
	$75,000.00	$86,250.00	75,000

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (E)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

VOIP, INC.
a Texas corporation

By:_________________________________
Name:
Title:

Dated: December 18, 2007

Subscriber	First Closing Purchase Price	First Closing Principal Amount	First Closing New Note Preferred Stock	Old Note Preferred Stock
Name of Subscriber: Chestnut Ridge Partners, L.P. Address: 50 Tice Boulevard Woodcliff Lake, NJ 07677 Fax Number: *** TIN (if applicable)___________ __________________________ (signature) By:	$64,086.86	$73,699.88	64,087	712,076
	Second Closing Purchase Price	Second Closing Principal Amount	Second Closing New Note Preferred Stock
	$32,043.43	$36,849.94	32,043
	Third Closing Purchase Price	Third Closing Principal Amount	Third Closing New Note Preferred Stock
	$32,043.43	$36,849.94	32,043

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (F)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

VOIP, INC.
a Texas corporation

By:_________________________________
Name:
Title:

Dated: December 18, 2007

Subscriber	First Closing Purchase Price	First Closing Principal Amount	First Closing New Note Preferred Stock	Old Note Preferred Stock
Name of Subscriber: CMS Capital Address: 9612 Van Nuys Boulevard, Suite 108 Panorama City, CA 91402 Fax Number: *** TIN (if applicable)___________ __________________________ (signature) By:	$28,857.57	$33,186.20	28,858	320,640
	Second Closing Purchase Price	Second Closing Principal Amount	Second Closing New Note Preferred Stock
	$14,428.78	$16,593.10	14,429
	Third Closing Purchase Price	Third Closing Principal Amount	Third Closing New Note Preferred Stock
	$14,428.78	$16,593.10	14,429

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (G)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

VOIP, INC.
a Texas corporation

By:_________________________________
Name:
Title:

Dated: December 18, 2007

Subscriber	First Closing Purchase Price	First Closing Principal Amount	First Closing New Note Preferred Stock	Old Note Preferred Stock
Name of Subscriber: Double U Master Fund, L.P. Address: c/o Navigator Management, Ltd. Harbor House, Waterfront Drive, P.O Box 972 Road Town BVI Fax Number: *** TIN (if applicable)___________ __________________________ (signature) By:	$26,092.88	$30,006.82	26,093	289,921
	Second Closing Purchase Price	Second Closing Principal Amount	Second Closing New Note Preferred Stock
	$13,046.44	$15,003.41	13,046
	Third Closing Purchase Price	Third Closing Principal Amount	Third Closing New Note Preferred Stock
	$13,046.44	$15,003.41	13,046

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (H)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

VOIP, INC.
a Texas corporation

By:_________________________________
Name:
Title:

Dated: December 18, 2007

Subscriber	First Closing Purchase Price	First Closing Principal Amount	First Closing New Note Preferred Stock	Old Note Preferred Stock
Name of Subscriber: Ellis International Ltd. Address: 53rd Street Urbanizacion Obarrio Swiss Tower, 16th Floor, Panama Republic of Panama Fax Number: *** TIN (if applicable)___________ __________________________ (signature) By:	$150,000.00	$172,500.00	150,000	1,671,488
	Second Closing Purchase Price	Second Closing Principal Amount	Second Closing New Note Preferred Stock
	$75,000.00	$86,250.00	75,000
	Third Closing Purchase Price	Third Closing Principal Amount	Third Closing New Note Preferred Stock
	$75,000.00	$86,250.00	75,000

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (I)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

VOIP, INC.
a Texas corporation

By:_________________________________
Name:
Title:

Dated: December 18, 2007

Subscriber	First Closing Purchase Price	First Closing Principal Amount	First Closing New Note Preferred Stock	Old Note Preferred Stock
Name of Subscriber: Grushko & Mittman, P.C. Address: 551 Fifth Avenue, Suite 1601 New York, New York 10176 Fax Number: *** TIN (if applicable)___________ __________________________ (signature) By:	$5,402.42	$6,212.79	5,402	60,027
	Second Closing Purchase Price	Second Closing Principal Amount	Second Closing New Note Preferred Stock
	$2,701.21	$3,106.39	2,701
	Third Closing Purchase Price	Third Closing Principal Amount	Third Closing New Note Preferred Stock
	$2,701.21	$3,106.39	2,701

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (J)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

VOIP, INC.
a Texas corporation

By:_________________________________
Name:
Title:

Dated: December 18, 2007

Subscriber	First Closing Purchase Price	First Closing Principal Amount	First Closing New Note Preferred Stock	Old Note Preferred Stock
Name of Subscriber: Osher Capital Address: 5 Sansberry Lane Spring Valley, NY 10977 Fax Number: *** TIN (if applicable)___________ __________________________ (signature) By:	$3,909.87	$4,496.35	3,910	43,443
	Second Closing Purchase Price	Second Closing Principal Amount	Second Closing New Note Preferred Stock
	$1,954.94	$2,248.18	1,955
	Third Closing Purchase Price	Third Closing Principal Amount	Third Closing New Note Preferred Stock
	$1,954.94	$2,248.18	1,955

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (K)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

VOIP, INC.
a Texas corporation

By:_________________________________
Name:
Title:

Dated: December 18, 2007

Subscriber	First Closing Purchase Price	First Closing Principal Amount	First Closing New Note Preferred Stock	Old Note Preferred Stock
Name of Subscriber: Platinum Long Term Growth II, Inc. Address: 152 West 57th Street New York, NY 10019 Fax Number: TIN (if applicable)___________ __________________________ (signature) By:	$59,653.52	$68,601.55	59,654	662,817
	Second Closing Purchase Price	Second Closing Principal Amount	Second Closing New Note Preferred Stock
	$29,826.76	$34,300.78	29,827
	Third Closing Purchase Price	Third Closing Principal Amount	Third Closing New Note Preferred Stock
	$29,826.76	$34,300.78	29,827

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (L)

LEFT INTENTIONALL Y BLANK

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (M)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

VOIP, INC.
a Texas corporation

By:_________________________________
Name:
Title:

Dated: December 18, 2007

Subscriber	First Closing Purchase Price	First Closing Principal Amount	First Closing New Note Preferred Stock	Old Note Preferred Stock
Name of Subscriber: Whalehaven Capital Fund Limited Address: c/o FWS Capital Ltd. 3rd Floor, 14 Par-Laville Road Hamilton, Bermuda HM08 Fax Number: *** TIN (if applicable)___________ __________________________ (signature) By:	$284,483.74	$327,156.30	284,484	3,160,930
	Second Closing Purchase Price	Second Closing Principal Amount	Second Closing New Note Preferred Stock
	$142,241.87	$163,578.15	142,242
	Third Closing Purchase Price	Third Closing Principal Amount	Third Closing New Note Preferred Stock
	$142,241.87	$163,578.15	142,242

LIST OF EXHIBITS AND SCHEDULES

Exhibit A	Form of Note

Exhibit B	Certificate of Designation

Exhibit C	Escrow Agreement

Exhibit D	Intercreditor Agreement

Exhibit E	Loan Agreement

Exhibit F	Lockbox Escrow Agreement

Exhibit G	Form of Legal Opinion

Exhibit H	Form of 8K

Exhibit I	Lockup Agreement

Exhibit K	Guarantees

Exhibit M	Conversion Agent Agreement

Exhibit N	Default Waiver

Schedule 5(a)	Subsidiaries

Schedule 5(d)	Additional Issuances / Capitalization

Schedule 5(f)	Conflicts

Schedule 5(h)	Litigation

Schedule 5(i)	Reporting Company

Schedule 5(k)	Information Concerning Company

Schedule 5(m)	Defaults

Schedule 5(q)	Undisclosed Liabilities

Schedule 5(r)	Undisclosed Events or Circumstances

Schedule 5(u)	Disagreements

Schedule 5(v)	Transfer Agent

Schedule 9(e)	Use of Proceeds

Schedule 9(s)	Person signing a Lockup Agreement

Schedule 9(w)	Cash Flow and Profitability Calculation

Schedule 9(x)	Terminated Employees

Schedule 9(ee)	Past due outstanding obligations

Schedule 9(ff)	Person signing a Default Waiver

Schedule 12(a)	Excepted Issuances

Schedule 13	Obligations